                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ValueVision Media, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene McCaffery, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Gene McCaffery
                                          --------------------------------------
                                          Gene McCaffery
                                          Chairman of the Board, Chief Executive
                                          Officer and President
                                          December 13, 2002